UNITED STATES

                             SECURITIES AND EXCHANGE COMMISSION
                                    WASHINGTON, DC 20549


                                         FORM 8-K/A

                                       CURRENT REPORT
                           PURSUANT TO SECTION 13 OR 15(D) OF THE
                              SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)         September 16, 2005
                                                   ----------------------------

                                THE STRIDE RITE CORPORATION
                                ---------------------------
                     (Exact name of registrant as specified in charter)

        Massachusetts                  1-4404                  04-1399290
-----------------------------     -----------------           -------------
(State or other jurisdiction   (Commission file number)     (IRS employer
       of incorporation)                                    identification no.)
                                     191 Spring Street
                                        PO Box 9191
                               Lexington, Massachusetts 02420
-------------------------------------------------------------------------------
                    (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (617) 824-6000

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|   Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
        240.14a-12)

|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

|_|   Pre-commencement  communications  pursuant to Rule  13e-4(c)  under the
        Exchange Act (17 CFR 240.13e-4(c))


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Explanatory Note

On September 22, 2005, The Stride Rite Corporation filed a Form 8-K, under Item
2.01 thereto, to report the completion of its acquisition of Saucony, Inc. In response to parts (a) and (b) of Item 9.01 of such Form 8-K, Stride Rite Corporation stated that it would file the required financial information by amendment, as permitted by Item 9.01(a)(4) and 9.01(b)(2) to Form 8-K. The Stride Rite Corporation hereby amends its Form 8-K filed on September 22, 2005 in order to provide the required financial information.


ITEM 9.01      Financial Statements and Exhibits

(a) Financial statements of business acquired.
    1) Audited consolidated balance sheets of Saucony, Inc. as of December 31, 2004 and January 2, 2004 and the related consolidated statements of income, consolidated statements of changes in stockholders' equity, consolidated statements of cash flows for the fiscal years ended December 31, 2004, January 2, 2004 and January 3, 2003 and the notes to the consolidated financial statements together with the Report of the Independent Registered Public Accounting Firm thereon of Deloitte & Touche LLP attached hereto as Exhibit 99.1.

    2) The unaudited consolidated balance sheets of Saucony, Inc. as of July 1, 2005 and December 31, 2004 and the related consolidated statements of income for the thirteen and twenty-six weeks ending July 1, 2005 and July 2, 2004 and consolidated statements of cash flows for the thirteen and twenty-six weeks ending July 1, 2005 and July 2, 2004 and the notes to the consolidated financial statements are attached hereto as
        Exhibit 99.2.

(b) Pro forma financial information.

    1) Unaudited pro forma condensed combined balance sheet of The Stride Rite Corporation and Saucony, Inc. as of September 2, 2005 and unaudited pro forma condensed combined statements of income for the nine months ended September 2, 2005 and the twelve months ended December 3, 2004 and the notes to the pro forma condensed combined financial statements are attached hereto as Exhibit 99.3.


(c) Exhibits.

   23.1 Consent of Deloitte & Touche LLP

   99.1 Audited consolidated balance sheets of Saucony, Inc. as of December 31, 2004 and January 2, 2004 and the related consolidated statements of income, consolidated statements of stockholders' equity, consolidated statements of cash flows for the fiscal years ended December 31, 2004, January 2, 2004 and January 3, 2003 and the notes to the consolidated financial statements together with the Report of the Independent Registered Public Accounting Firm thereon of Deloitte & Touche LLP.

   99.2 The unaudited condensed consolidated balance sheets of Saucony, Inc. as of July 1, 2005 and December 31, 2004 and the related condensed consolidated statements of income for the thirteen and twenty-six weeks ending July 1, 2005 and July 2, 2004 and condensed consolidated statements of cash flows for the thirteen and twenty-six weeks ending July 1, 2005 and July 2, 2004 and the notes to the condensed consolidated financial statements.

   99.3 Unaudited pro forma condensed combined balance sheet of The Stride Rite Corporation and Saucony, Inc. as of September 2, 2005 and unaudited pro forma condensed combined statements of income for the nine months ended September 2, 2005 and the twelve months ended December 3, 2004 and the notes to the pro forma condensed combined financial statements.



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                                                                Exhibits Index

Exhibit                          Exhibit Title
   No.
  23.1   Consent of Deloitte & Touche LLP

  99.1 Audited consolidated balance sheets of Saucony, Inc. as of December 31, 2004 and January 2, 2004 and the related consolidated statements of income, consolidated statements of stockholders' equity, consolidated statements of cash flows for the fiscal years ended December 31, 2004, January 2, 2004 and January 3, 2003 and the notes to the consolidated financial statements together with the Report of the Independent Registered Public Accounting Firm thereon of Deloitte & Touche LLP.

  99.2 Unaudited condensed consolidated balance sheets of Saucony, Inc. as of July 1, 2005 and December 31, 2004 and the related condensed consolidated statements of income for the thirteen and twenty-six weeks ending July 1, 2005 and July 2, 2004 and condensed consolidated statements of cash flows for the thirteen and twenty-six weeks ending July 1, 2005 and July 2, 2004 and the notes to the condensed consolidated financial statements.

  99.3 Unaudited pro forma condensed combined balance sheet of The Stride Rite Corporation and Saucony, Inc. as of September 2, 2005 and unaudited pro forma condensed combined statements of income for the nine months ended September 2, 2005 and the twelve months ended December 3, 2004 and the notes to the pro forma condensed combined financial statements.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              THE STRIDE RITE CORPORATION


Date:       December 2, 2005                    By: /s/ Frank A. Caruso
                                              ---------------------------
                                              Name:    Frank A. Caruso
                                              Title:   Chief Financial Officer